UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 28, 2021

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Energy and Water Development Corp.

(Exact name of registrant as specified in its charter)

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Florida	000-56030	30-0781375
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

7901 4th St. N, Suite 4174

St. Petersburg, FL 33702

 (Address of Principal Executive Office) (Zip Code)

305-517-7330

(Registrant’s telephone number, including area code)

 (Former Name or Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☑

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.

Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Engagement of Chief Financial Officer

As of April 28, 2021, Energy and Water Development Corp. (the “Company”) entered into a consulting services agreement (the “Consulting Agreement”) with Seacliff Investment Research & Development Advisory LLC pursuant to which Mr. Todd Allen Lee, age 56, will provide services to the Company as its Chief Financial Officer.

Prior to taking this position with the Company, Mr. Lee managed a corporate finance advisory practice specializing in energy, infrastructure, and renewables. Before that, he spent over a decade as an investment fund manager at Athena Asset Management in San Francisco. Mr. Todd holds a Bachelor of Arts degree from Arizona State University and is a Chartered Financial Analyst.

The Consulting Agreement has an initial term of twelve months. The Consulting Agreement sets forth the material terms and conditions of his engagement, including compensation, incentive bonus opportunity, warrant issuance opportunity, and standard benefit plan participation. Additionally, the Consulting Agreement includes certain restrictive covenants that generally prohibit him from disclosing information that is confidential to the Company.

The foregoing description of the Consulting Agreement contained herein does not purport to be complete and is qualified in its entirety by reference thereto.

Item 8.01

Other Events

On May 12 2021, the Company issued a press release announcing that the Company engaged Mr. Lee to serve as Chief Financial Officer of the Company.

The full text of the press release issued in connection with this announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

 Item 9.01

Financial Statements and Exhibits

(d)          Exhibits.

99.1

Energy and Water Development Corp. press release dated May 12, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Energy and Water Development Corp.

Dated: May 12, 2021	By:	/s/ Ralph Hofmeier
	Name: Title:	Ralph Hofmeier President, Chief Executive Officer